Exhibit 23

          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Form S-8 Registration
Statement File No. 333-2828.



                                ARTHUR ANDERSEN LLP


Dallas, Texas,
 June 28, 1999